EXHIBIT 99.4


                                PLEDGE AGREEMENT


         PLEDGE AGREEMENT dated as of March 31, 1998 (this "Pledge Agreement") made by Inmark Enterprises, Inc., Delaware corporation ("Parent"), Inmark Services, Inc., a Delaware corporation ("Services"), and Optimum Group, Inc., an Ohio corporation (formerly OG Acquisition Corp. ("New OGI"), in favor of PNC Bank, National Association ("Lender"). Parent, Services and New OGI shall collectively be referred to herein as "Grantors" and each individually as "Grantor." Any capitalized terms used herein and not otherwise defined in section 1 shall have the meaning ascribed to such term in the Loan Agreement dated as of even date herewith (the "Loan Agreement") by and among Grantors and Lender.


                             PRELIMINARY STATEMENT:


         Pursuant to the Loan Agreement, Lender has agreed to make certain Loans to Services and New OGI (collectively, "Borrower") upon the terms and conditions set forth therein and the other Loan Document. Parent has agreed to guarantee the prompt and full payment and other performance of all of the Obligations of Borrower pursuant to the Guaranty. Each Grantor is the record owner of (A) those shares of stock described in Part A of Schedule I (the "Pledged Shares") and issued by the corporations names therein, (B) those other equity securities, including securities evidencing interests in limited liability companies and partnerships (the "Other Pledged Equity Securities") described in Part B of
Schedule I and (C) those instruments and other securities evidencing indebtedness described in Part C of Schedule I and issued by the obligor named therein (the "Pledged Debt"). It is a condition precedent to the obligation of Lender to make the Loans that the Grantors execute and deliver to Lender this Pledge Agreement.

                                   AGREEMENT:

1.       Grant and Pledge of Security; Cross Collateralization.

         1.1 Grant and Pledge of Security. As security for the full and punctual payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all of the Obligations, whether pursuant to any Loan Document or otherwise, each Grantor hereby pledges, transfers and assigns to Lender (and its successors and assigns), and grants to Lender (and its successors and assigns) security interests in all of its Security Collateral. The security interests granted hereby, and all remedies and other rights stated or referred to in this Pledge Agreement or any other Loan Document, shall continue in full force and effect until the later of (i) the termination of the Revolving Line of Credit or (ii) the full, final and indefeasible payment and performance of the Obligations. Each Grantor agrees that all of the Security Collateral constitutes equal security for all of the Obligations of such Grantor, and agrees that Lender shall be entitled to sell, retain or otherwise deal with any or all of such Collateral, in any order or simultaneously as Lender shall determine in its sole and absolute discretion, free of any requirement for the marshalling of assets or other restriction upon Lender in dealing with such Security Collateral. Grantor agrees that Lender may at Lender's election proceed directly against any Grantor for collection of any or all of its Obligations without

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first selling, retaining or otherwise dealing with any of the Security
Collateral. Without limiting the generality of the foregoing, this Pledge Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by a Grantor to Lender under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Grantor.

         1.2 Definition of Security Collateral. For the purposes of the Loan Documents, "Security Collateral" means (a) the Pledged Shares, the certificates representing the Pledged Shares, and all dividends, cash, instruments, and other proceeds and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;
(b) the Other Pledged Equity Securities, and the certificates representing the Other Pledged Equity Securities, and all dividends, cash, instruments, and other proceeds and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of the Other Pledged Equity Securities; (c) the Pledged Debt, the instruments evidencing the Pledged Debt, and all interest, cash, instruments, and other proceeds and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt; (d) all additional shares of stock of any issuer of the Pledged Shares or any other issuer from time to time acquired by any Grantor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments, and other proceeds and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such shares; (e) all additional other equity securities of any issuer of the Other Pledged Equity Securities or any other issuer from time to time acquired by any Grantor in any manner, and the certificates representing such additional other equity securities, and all dividends, cash, instruments, and other proceeds and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such shares; and (f) all additional indebtedness from time to time owed to any Grantor by any obligor of the Pledged Debt or any other obligor and the instruments evidencing such indebtedness, and all interest, cash, instruments, and other proceeds and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all such indebtedness.

         1.3 Cross Collateralization. The Security Collateral of each Grantor secures all the Obligations and all other obligations now or hereafter outstanding under all other agreements between any Grantor and Lender or any of its Affiliates, and the collateral pledged under any such other agreement with Lender or any of its Affiliates secures the Obligations.

         1.4 Delivery of Security Collateral. The Grantors acknowledge that each has delivered to Lender all certificates, instruments and other Documents representing Security Collateral that exist on the date hereof and will immediately deliver to Lender all certificates, instruments and other Documents representing Security Collateral that comes into existence in the future immediately after receipt of the same by any Grantor. Concurrently with the delivery to Lender of each certificate, instrument or other Document representing Security Collateral, the appropriate Grantor shall, if appropriate, in form and substance satisfactory to Lender, indorse the same over to Lender in blank and/or deliver an undated stock powers, bond powers or similar Documents covering such certificate, instrument or other Document, duly executed in blank by such Grantor. Pending the delivery by the Grantors of any certificate, instrument or other Document representing Security Collateral, Grantor shall hold the same in trust for Lender, as additional collateral security for the Obligations.


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         1.5 Further Assurances. Each Grantor shall execute and deliver such further Documents (in form and substance satisfactory to Lender) and take such other actions as Lender may request from time to time in order to obtain and preserve the full benefits of the Loan Documents and the rights and powers therein granted. Each Grantor also hereby authorizes Lender to file any financing statement, and all other types of Documents required to be filed to perfect any of the Liens granted herein, without the signature of such Grantor to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Pledge Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

         1.6 Grantors Remains Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Security Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Pledge Agreement had not been executed, (b) the exercise by Lender of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreement included in the Security Collateral and (c) Lender shall not have any obligation or liability under the contracts and agreements included in the Security Collateral by reason of this Pledge Agreement or any other Loan Document, nor any Lender be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

2. Representations and Warranties. Each Grantor, jointly and severally, represents and warrants to Lender that, knowing and intending that Lender will rely thereon in making the Loans that the following statements are true, complete and correct:

         2.1 Title; Liens; etc. (a) Security Collateral listed on Schedule I constitutes all of the shares of stock, other equity securities, and debt securities of any issuer or obligor owned by any Grantor; (b) all of the information set forth in Schedule I is true, complete and correct; (c) all of the shares of stock and other equity securities that constitute Security Collateral have been duly authorized and validly issued and are fully paid and nonassessable; (d) all of the debt securities that constitute Security Collateral have been duly authorized, authenticated or issued; (e) the debt securities that constitute Security Collateral is the legal, valid and binding obligation of the issuers thereof, enforceable in accordance with its terms, and is not in default; (f) the Grantor identified as the owner of the Security Collateral in Schedule I is the legal, record and beneficial owner of, and has good and marketable title to, such Security Collateral, free and clear of any Lien except the Lien created by the Collateral Documents; and (g) none of the Security Collateral is subject to any prohibition against encumbering, pledging, hypothecating or assigning the same or requires notice or consent in connection therewith (other than those which have been made or obtained prior to the date hereof).

         2.2 Perfected First Priority Liens. This Pledge Agreement together with the other Collateral Documents is effective to create in favor of Lender, a legal, valid and enforceable security interest in all right, title and interest of Grantors in the Security Collateral. Upon delivery to Lender of the certificates or instruments evidencing the Security Collateral (together with stock powers, bond powers or similar Documents executed in blank), this Pledge Agreement together with the other Collateral Documents shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest in the Security Collateral for the benefit of Lender.

3.       Voting Rights; Dividends; Etc..

                                        3

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         3.1 Voting Rights. So long as no Event of Default shall have occurred and be continuing, each Grantor shall be permitted to exercise (or refrain from exercising) any and all voting and other consensual rights with respect to the Security Collateral for any purpose not inconsistent with the terms of any Loan Document; provided that (A) no Grantor shall exercise (or refrain from exercising) any such right, if in Lender's judgment, such action (or inaction) would or might reasonably be expected to impair any Collateral and (B) each Grantor shall deliver to Lender at least five calendar days' notice of the manner in which it intends to exercise (or the reasons for refraining from exercising) any such right.

         3.2 Distributions. So long as no Event of Default shall have occurred and be continuing, each Grantor shall be entitled to receive and retain any retain all dividends and interest paid in respect of the Security Collateral; provided, that any and all

         (a) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable, or otherwise distributed in respect of, or in exchange for, any Security Collateral;

         (b) dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus, or paid-in capital surplus; and

         (c) cash paid, payable, or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to Lender to hold as Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of Lender, be segregated from the other property or funds of all Grantors, and be forthwith delivered to Lender as Security Collateral in the same form as so received (with any necessary indorsement or assignment).

         3.3 Event of Default - Voting Rights and Distributions. If an Event of Default shall occur and be continuing,

                  (a) all right of any Grantor to exercise (or refrain from exercising) the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to section 3.1 and to receive dividends and interest payments that it would otherwise be authorized to receive and retain pursuant to section 3.2 shall cease, and all such rights shall thereupon become vested in Lender or its nominee who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Collateral such dividends and interest payments, all without liability except to account for property actually received by it; provided, that Lender shall have no duty to any Grantor to exercise any such right and shall not be responsible for any failure to do so or delay in so doing.

                  (b) all dividend and interest payments that are received by any Grantor contrary to the provisions of section 3.3(a) shall be received in trust for the benefit of Lender, shall be segregated from other funds of Grantor and shall be forthwith paid over to Lender as Collateral in the same form so received (with any necessary endorsement or assignment).


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                  (c) The rights of Lender hereunder shall not be conditioned or contingent upon the pursuit by Lender of any right or remedy against the Grantors or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, other guarantee therefor or right of offset with respect thereto. Lender shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in so doing, nor shall Lender be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantors or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         3.4 Additional Securities; Other Liens. Each Grantor, jointly and severally, covenants and agrees that, until full and final payment and performance of the Obligations and so long as the Revolving Line of Credit remains in effect, it shall not (and shall cause each of its Subsidiaries and Affiliates not to) (a) vote to enable, or take any other action to permit, any of the issuers of any Security Collateral to issue any additional shares of stock or any additional other equity securities to any Person other than a Grantor, (b) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Security Collateral or (c) create, incur or permit to exist any Lien with respect to, any of the Security Collateral, or any interest therein, except for the Lien provided for by the Collateral Documents.

4.       Additional Powers of Lender.

         4.1 Irrevocable Authorization and Instruction. In addition to those rights, powers and privileges, granted to Lender in section 5 of the Security Agreement and in other Loan Documents, each Grantor hereby authorizes and instructs each issuer of any Security Collateral to comply with any instruction concerning such Security Collateral received by it from Lender in writing that
(a) states that an Event of Default has occurred and is continuing, and (b) is otherwise in accordance with the terms of the Loan Documents, without any other or further instructions from any Grantor; and each Grantor agrees that each such entity shall be fully protected in so complying.

         4.2 Irrevocability; Lender's Discretion. Each Grantor, jointly and severally, covenants and agrees that any action described in section 4.1 may be taken at Lender's sole and absolute discretion, at any time and from time to time, and (except as may be stated specifically to the contrary in section 4.1 with respect to any power) and each Grantor hereby ratifies and confirms all actions so taken. Each Grantor, jointly and severally, further covenants and agrees that the powers of attorney granted by section 4 are coupled with an interest and shall be irrevocable until full and final payment and performance of the Obligations and until the Revolving Line of Credit is no longer in effect; that said powers are granted solely for the protection of Lender's interest and Lender shall have no duty to exercise any thereof; that the decision whether to exercise any of such powers, and the manner of exercise, shall be solely within Lender's discretion; and that neither Lender nor any of its directors, officers, employees or agents shall be liable for any act of omission or commission, or for any mistake or error of judgment, in connection with any such powers.

5. Rights Regarding Collateral. Upon the occurrence of an Event of Default, Lender shall be entitled to the rights and remedies, and each Grantor, jointly and severally, shall have the obligations, set forth in the Loan Documents, including those in section 8 of the Loan Agreement and those in the Security Agreement.


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6. Registration Rights. If Lender shall determine to exercise its rights to sell all or any of the Security Collateral pursuant to section 5, each Grantor jointly and severally agrees that, upon request of Lender, it will, at its own expense:

                  (a) execute and deliver, and cause each issuer of the Security Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Lender, advisable to register such Security Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                  (b) use its best efforts to qualify the Security Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Security Collateral, as requested by Lender;

                  (c) cause each such issuer to make available to its security holders, as soon as practicable, an earning statement which will satisfy the provisions of Section 11(a) of the Securities Act; and

                  (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Security Collateral or any part thereof valid and binding and in compliance with applicable law.

Each Grantor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by Lender or the Banks by reason of the failure by such Grantor to perform any of the covenants contained in this section and, consequently, agrees that, if such Grantor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Security Collateral on the date Lender shall demand compliance with this section.

7. Security Interest Absolute. All rights of Lender and the pledge, transfer and assignment and security interest hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of (a) any lack of validity, regularity, or enforceability of any Loan Document, (b) any change in time, manner, or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document, including, any increase in the Obligations resulting from the extension of additional credit to Borrower or any of its Subsidiaries or Affiliates or otherwise; (c) any taking, exchange, release, or non-perfection of any other Collateral or any taking, release, or amendment or waiver or consent to departure from any guaranty, for all or any of the Obligations; (d) any manner of application of the Collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Obligations or any other assets of Borrower or any of its Subsidiaries or Affiliates; (e) any change, restructuring, or termination or the

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corporate existence of Borrower or any of its Subsidiaries or Affiliates; or (f)
any other circumstance that might otherwise constitute a defense available to, or a discharge of, Borrower or a third-party Grantor of a security interest.

8.  Miscellaneous Provisions.

         8.1 Entire Agreement. This Pledge Agreement together with the other Loan Documents constitute the entire agreement among the parties with respect to their subject matter, and supersedes all prior and contemporaneous agreements, understandings, inducements or conditions among the respective parties, whether express or implied, oral or written.

         8.2 Schedules. All of the Schedules to this Pledge Agreement are hereby incorporated by reference and made a part hereof.

         8.3 Certain Applicable Loan Provisions. Without limiting the generality or specificity of anything in the Loan Agreement, for the avoidance of doubt the provisions of sections 8, 11.1 (except the first sentence thereof), 11.2, 11.3, 11.4, 11.5, 11.6, 11.8, 11.10 and Exhibit A of the Loan Agreement apply to this Pledge Agreement.

                            [signature page follows]

         IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has caused this Pledge Agreement to be duly executed and delivered on the date and year first above written.

                                               INMARK ENTERPRISES, INC.



                                               By:  /s/ John P. Benfield
                                               Name: John P. Benfield
                                               Title: President


                                               INMARK SERVICES, INC.



                                               By:  /s/ John P. Benfield
                                               Name: John P. Benfield
                                               Title: President



                                               OPTIMUM GROUP, INC.
                                               (formerly OG Acquisition Corp.)


                                               By:  /s/ John P. Benfield
                                               Name: John P. Benfield
                                               Title: President



                                                                                                 SCHEDULE I
                                                      Part A

         Stock               Class of            Stock              Par Value           Number of           Percentage
     Issuer/Holder            Stock           Certificate                                Shares            Ownership of
                                                 No(s).                                                       Issuer
                                                                                                          (fully-diluted
                                                                                                              basis)
Inmark                        Common                2                 $.001               5,000                100%
Services,
Inc./Inmark
Enterprises, Inc.

Optimum                       Common                3                 None                  100                100%
Group, Inc./
Inmark
Services, Inc.





====================================================================================================================================

                                                      Part B
       Issuer/Holder           Description of         Certificate           Number of              Percentage
                                   Equity               No(s).             Securities          Ownership of Issuer
                                  Security                                                    (fully-diluted basis)
            N/A



====================================================================================================================================

                                                      Part C

       Issuer/Holder           Description of         Certificate             Final            Original Principal
                                    Debt                No(s).              Maturity                 Amount
            N/A



===========================  ===================  ===================  =================== ===========================



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